04:18:16 PM                                             EXHIBIT 99. 7


                      MBNA MASTER CREDIT CARD TRUST 93-3

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                        3/15/99


        Coupon                                                      5.40%


        Excess Protection Level
          3 Month Average                                           6.48%
        August, 1996                                                7.02%
        July, 1996                                                  6.11%
        June, 1996                                                  6.32%


        Cash Yield                                                 18.79%


        Investor Charge Offs                                        3.86%


        Base Rate                                                   7.90%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $2,315,538,086.13